UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C
(ULE 14C-101)

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

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☒ Preliminary Information Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐ Definitive Information Statement

GENERAL STEEL HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

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GENERAL STEEL HOLDINGS, INC.
Kuntai International Mansion Building, Suite 2315, Yi No 12,
Chao Yang Men Wai Ave.,
Chao Yang District, Beijing, China 100020

+ 86 (10) 58797346

INFORMATION STATEMENT NOTICE

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Stockholders:

NOTICE IS HEREBY GIVEN that as of April 16, 2007, we sought and obtained the written consent, in lieu of a meeting of stockholders, from the holders of the majority of the outstanding voting power of our stock, approving an amendment to our Articles of Incorporation increasing the number of shares of our common stock we are authorized to issue from 75,000,000 shares to 200,000,000 shares and the creation of 50,000,000 authorized shares of preferred stock, of which 3,092,899 are designated as Series A Preferred Stock with such rights and preferences as described in the Information Statement and to be issued as consideration for the Company’s acquisition of the remaining 30% equity interest in the Company’s subsidiary, Tianjin Daqiuzhuang Metal Sheet Co., Ltd., a PRC Company with Limited Liability (“Daqiuzhuang Metal”), held by the Company to allow the Company to own 100% in Daqiuzhuang Metal.

You are encouraged to carefully read the attached Information Statement, including the appendices, for further information regarding these actions. In accordance with Rule 14c-2, the approval of the action described herein by the holders of a majority of the voting power of General Steel Holdings, Inc. will be deemed ratified and effective at a date that is at least 20 days after the date this Information Statement has been mailed or furnished to our stockholders. This Information Statement is first being mailed or furnished to stockholders on or about ___________, 2007.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended.

By Order of the Board of Directors

/s/ YU Zuo Sheng
YU Zuo Sheng
Chairman & Chief Executive Officer

________________, 2007

INFORMATION STATEMENT

OF

GENERAL STEEL HOLDINGS, INC.
Kuntai International Mansion Building, Suite 2315, Yi No 12,
Chao Yang Men Wai Ave.,
Chao Yang District, Beijing, China 100020

+ 86 (10) 58797346

THIS INFORMATION STATEMENT IS BEING PROVIDED
TO YOU BY THE BOARD OF DIRECTORS OF
GENERAL STEEL HOLDINGS, INC.

THE COMPANY IS NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO
SEND A PROXY TO THE COMPANY

This Information Statement is being mailed or furnished to the stockholders of General Steel Holdings, Inc., a Nevada corporation the (“Company”), in connection with the authorization of an amendement (the “Amendment”) to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) from 75,000,000 shares to 200,000,000 shares and to create 50,000,000 authorized shares Preferred Stock with the issuance of 3,092,899 Series A Preferred Stock shares as consideration for the Company’s acquisition (the “Acquisition”) of the remaining 30% equity interest in the Company’s subsidiary, Tianjin Daqiuzhuang Metal Sheet Co., Ltd., a PRC Company with Limited Liability (“Daqiuzhuang Metal”), not held by the Company.  The Acquisition will allow the Company to own 100% in Daqiuzhuang Metal.  The Company’s board of directors unanimously approved the Amendment to the Articles of Incorporation.  The Company has obtained written consent of the shareholders holding a majority of the total voting power outstanding as of April 16, 2007 (the “Majority Stockholders”). The Company’s Board of Directors sought and obtained the approval of the Majority Stockholders in order to comply with Nevada corporate law.

Accordingly, all necessary corporate approvals in connection with the matters referred to herein have already been obtained and this Information Statement is being furnished to you for information purposes only as required by Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Information Statement is first being mailed or furnished to the stockholders of the Company on or about _________, 2007 and the corporate action taken by the Company’s Board of Directors and the Majority Stockholders will not be effective until 20 calendar days thereafter. May 21, 2007 has been fixed as the record date for the determination of stockholders entitled to receive this Information Statement.

THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 PROVIDES A “SAFE HARBOR” FOR FORWARD LOOKING STATEMENTS.

This Information Statement contains statements that are not historical facts. These statements are called “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve important known and unknown risks, uncertainties and other factors and can be identified by phrases using “estimate,” “anticipate,” believe,” “project,” “expect,” “intend,” “predict,” “potential,” “future,” “may,” “should” and similar expressions or words. Our future results, performance or achievements may differ materially from the results, performance or achievements discussed in the forward-looking statements. There are numerous factors that could cause actual results to differ materially from the results discussed in forward-looking statements, including:

•
Changes in existing product liability, tort or warranty laws or the introduction of new laws, regulations or policies that could affect our business practices: these laws, regulations or policies could impact our industry as a whole, or could impact only those portions in which we are currently active.

•
Changes in relationships with major customers and/or suppliers an adverse change in our relationships with major customers and/or suppliers would have a negative impact on our earnings and financial position.

•	Factors that we have discussed in previous public reports and other documents filed with the Securities and Exchange Commission.

This list provides examples of factors that could affect the results described by forward-looking statements contained in this Information Statement. However, this list is not intended to be exhaustive; many other factors could impact our business and it is impossible to predict with any accuracy which factors could result in which negative impacts. Although we believe that the forward-looking statements contained in this Information Statement are reasonable, we cannot provide you with any guarantee that the anticipated results will be achieved. All forward-looking statements in this Information Statement are expressly qualified in their entirety by the cautionary statements contained in this section and you are cautioned not to place undue reliance on the forward-looking statements contained in this Information Statement. In addition to the risks listed above, other risks may arise in the future, and we disclaim any obligation to update information contained in any forward-looking statement.

ACTIONS BY THE BOARD OF DIRECTORS AND
THE MAJORITY STOCKHOLDERS

THE ACQUISITION

As of April 16, 2007, the Board of Directors of the Company (the “Board of Directors”) by unanimous written consent duly approved the issuance of the securities described below in connection with the Acquisition. In addition, the Company sought and obtained the Majority Stockholders’ approval of an amendment to the Company’s Articles of Incorporation increasing the number of shares of Common Stock the Company is authorized to issue from 75,000,000 shares to 200,000,000 shares and the creation of 50,000,000 authorized shares of Preferred Stock, of which 3,092,899 are designated as Series A Preferred Stock with rights and voting power as designated herein and to be issued as consideration for the Company’s acquisition of the remaining 30% equity interest in the Company’s subsidiary, Daqiuzhuang Metal, not held by the Company to allow the Company to increase the Company’s ownership interest in Daqiuzhuang Metal from 70% to 100%.

On May 18, 2007, the Company entered into a Purchase Agreement between the Company and the remaining shareholders of Daqiuzhuang Metal (the “DQ Shareholders”), pursuant to which the Company agreed to purchase, and the DQ Shareholders agreed to sell the remaining 30% equity interest in Daqiuzhuang Metal so that the Company can accomplish 100% ownership interest in Daqiuzhuang Metal.

GENERAL

The Information Statement is first being mailed or furnished to stockholders on or about _________, 2007, and the approval by the Majority Stockholders of the increase in the number of authorized shares of Common Stock of the Company from 75,000,000 to 200,000,000, the creation of 50,000,000 authorized shares of Preferred Stock and the designation of issuance of 3,092,899 shares of Series A Preferred Stock herein will not become effective until at least 20 calendar days thereafter.

VOTE OBTAINED - NEVADA LAW

Nevada Revised Statutes (“NRS”) 78.390 provides that every amendment to the Company’s Articles of Incorporation shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of stockholders entitled to vote on any such amendment. Under NRS 78.390 and the Company’s bylaws, an affirmative vote by stockholders holding shares entitling them to exercise at least a majority of the voting power is sufficient to amend the Company’s Articles of Incorporation. NRS 78.320 provides that, unless otherwise provided in the Company’s Articles of Incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the amendment described herein as early as possible, the Company’s Board of Directors sought, and did in fact obtain, the written consent of the Majority Stockholders, the holders of a majority in voting interest of the Company’s voting stock, which voting stock is composed currently of the Common Stock NRS 78.320 provides that in no instance where action is authorized by written consent need a meeting of stockholders be called or notice given.

VOTING SECURITIES AND
PRINCIPAL HOLDERS THEREOF

As of May 21, 2007, there were 32,444,665 shares of the Common Stock issued and outstanding. Each holder of the Common Stock is entitled to one vote for each share held by such holder. The Majority Stockholders held an aggregate of 23,929,500 shares of the Common Stock collectively, 73.7% of the voting power in the Company outstanding, on such date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information known to us about the beneficial ownership of our common stock as of May 21, 2007 for: (1) each person, entity or group that is known by us to beneficially own five percent or more of our common stock; (2) each of our directors (and former directors, as applicable); (3) each of our named executive officers (and former officers, as applicable) as defined in Item 402(a)(2) of Regulation S-B; and (4) our directors and executive officers as a group. To the best of our knowledge, each stockholder identified below has voting and investment power with respect to all shares of common stock shown, unless community property laws or footnotes to this table are applicable.

The number of shares beneficially owned and the percent of shares outstanding are based on 32,444,665 shares outstanding as of May 21, 2007. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise noted below, the address of each of the shareholders in the table is c/o GENERAL STEEL HOLDINGS, INC., Kuntai International Mansion Building, Suite 2315, Yi No 12, Chao Yang Men Wai Ave.,Chao Yang District, Beijing, China 100020.

SHARES OF COMMON STOCK
BENEFICIALLY OWNED

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding beneficial ownership of common stock as of May 21, 2007, by:

•	Each person known to us to own beneficially more than 5%, in the aggregate, of the outstanding shares of our common stock;

•	Each of our directors;

•	Each of our Chairman and Chief Executive Officer and our other four most highly compensated executive officers; and

•	All of our executive officers and directors as a group.

The number of shares beneficially owned and the percent of shares outstanding are based on 32,444,665 shares outstanding as of May 21, 2007. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.

Name and address	Principal Position Held	Shares Owned (1)	Percentage
Matlin Patterson Global Opportunities Partners II L.P. (2) 520 Madison Avenue, New York, NY 10022-4213	Not applicable	2,209,083	6.81%

Yu, Zuo Sheng C/o General Steel Holdings, Inc. Kuntai International Mansion Building, Suite 2315 Yi No. 12 Chaoyangmenwai Avenue Chaoyang District, Beijing 100020	President and Chief Executive Officer and Chairman	23,929,500	73.7%

Chen, John C/o General Steel Holdings, Inc. Kuntai International Mansion Building, Suite 2315 Yi No. 12 Chaoyangmenwai Avenue Chaoyang District, Beijing 100020	Director and Chief Financial Officer	150,000	*

Zhao, Sheng Guo C/o General Steel Holdings, Inc. Kuntai International Mansion Building, Suite 2315 Yi No. 12 Chaoyangmenwai Avenue Chaoyang District, Beijing 100020	Director and Chief Engineer	50,000	*

Warner, Ross C/o General Steel Holdings, Inc. Kuntai International Mansion Building, Suite 2315 Yi No. 12 Chaoyangmenwai Avenue Chaoyang District, Beijing 100020	Director	10,000	*

Wong, John C/o General Steel Holdings, Inc. Kuntai International Mansion Building, Suite 2315 Yi No. 12 Chaoyangmenwai Avenue Chaoyang District, Beijing 100020	Director	10,000	*

Tian, Lian Hui C/o General Steel Holdings, Inc. Kuntai International Mansion Building, Suite 2315 Yi No. 12 Chaoyangmenwai Avenue Chaoyang District, Beijing 100020	Director	0	*

Name and address	Principal Position Held	Shares Owned (1)	Percentage
Wang, Guo Dong C/o General Steel Holdings, Inc. Kuntai International Mansion Building, Suite 2315 Yi No. 12 Chaoyangmenwai Avenue Chaoyang District, Beijing 100020	Director	0	*

Cao Zhong Kui C/o General Steel Holdings, Inc. Kuntai International Mansion Building, Suite 2315 Yi No. 12 Chaoyangmenwai Avenue Chaoyang District, Beijing 100020	Director	0	*

Han, Wen Chun C/o General Steel Holdings, Inc. Kuntai International Mansion Building, Suite 2315 Yi No. 12 Chaoyangmenwai Avenue Chaoyang District, Beijing 100020	Plant Controller	150,000	*

Su, Xiao Gang C/o General Steel Holdings, Inc. Kuntai International Mansion Building, Suite 2315 Yi No. 12 Chaoyangmenwai Avenue Chaoyang District, Beijing 100020	Manager of Human Resources	80,000	*

Liu, Yu Wen C/o General Steel Holdings, Inc. Kuntai International Mansion Building, Suite 2315 Yi No. 12 Chaoyangmenwai Avenue Chaoyang District, Beijing 100020	Manager of Sales Department	100,000	*

Directors & Executive Officers as Group		26,668,583	82.2%
* indicates percentages that are below 1%.

(1)   Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act and includes securities that are convertible into common stock at the owner’s option within 60 days.

(2) The information is based solely on a Schedule 13G filed with the Securities and Exchange Commission by the beneficial owner on September 30, 2005.

NOTICE TO STOCKHOLDERS OF ACTION
APPROVED BY CONSENTING STOCKHOLDERS

The following action has been approved by the written consent of the Majority Stockholders:

AMENDMENT INCREASING THE NUMBER OF AUTHORIZED SHARES
OF THE COMPANY’S COMMON STOCK AND
CREATING 50,000,000 SHARES OF THE COMPANY’S PREFERRED SHARES AND
DESIGNATING 3,092,899 SERIES A PREFERRED STOCK

The Board of Directors has determined that it is in the Company’s best interest to increase the number of authorized shares of Common Stock in order to accommodate the Acquisition and future acquisition of financing needs. As of April 16, 2007, the Board of Directors and the Majority Stockholders, each by written consent, approved an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock the Company is authorized to issue from 75,000,000 shares to 200,000,000 shares and the creation of 50,000,000 authorized shares of Preferred Stock and the designation of issuance of 3,092,899 shares of Series A Preferred Stock. A copy of the amendment to the Company’s Articles of Incorporation is attached hereto as Appendix A. A copy of the Series A Preferred Stock designation is attached hereto as Appendix B.

Other than as disclosed in this Information Statement, the Company has no current plans, arrangements or understandings to issue additional shares of Common Stock.

EFFECTS OF ACTION

The issuance of the 3,092,899 Series A Preferred Shares upon consummation of the Acquisition will enable the Company to complete its 100% ownership interest acquisition in Daqiuzhuang Metal and benefit 100% from Daqiuzhuang Metal operations, but also provides a 30% voting power to the DQ Shareholder and may adversely affect the price of the Common Stock.

VOTE REQUIRED

Pursuant to NRS 78.385 and NRS 78.390, the affirmative vote of the holders of a majority of the Company’s outstanding voting power is sufficient to amend the Company’s Articles of Incorporation which increases the number of authorized shares of the Common Stock to 200,000,000 shares, which vote was obtained by the written consent of the Majority Stockholders. As a result, the action described in this Information Statement has been approved and no further votes will be needed.

EFFECTIVE DATE

Under applicable federal securities laws, the actions described herein cannot be effective until at least 20 calendar days after this Information Statement is sent or given to the Company’s stockholders. It is anticipated that the foregoing will take place 20 calendar days after the date the Information Statement is mailed to the Company’s stockholders.

DISSENTERS’ RIGHTS OF APPRAISAL

The Nevada Revised Statutes do not provide for appraisal rights in connection with the increase of authorized shares of the Company’s capital stock.

STOCKHOLDERS SHARING AN ADDRESS

The Company will deliver only one Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify us that the stockholder wishes to receive a separate copy of the Information Statement by contacting the Company at General Steel Holdings, Inc., Kuntai International Mansion Building, Suite 2315, Yi No 12, Chao Yang Men Wai Ave., Chao Yang District, Beijing, China 100020, Attn: Corporate Secretary, or by contacting the Company via telephone at (86) (10) 58797346. Conversely, if multiple stockholders sharing an address receive multiple Information Statements and wish to receive only one, such stockholders can notify us at the address or phone number set forth above.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

The Company is subject to the information requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and Form 10-Q with the Securities and Exchange Commission (“SEC”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC may be obtained free of charge.

By Order of the Board of Directors

/s/ YU Zuo Sheng
YU Zuo Sheng
Chairman & Chief Executive Officer

_____________, 2007

APPENDIX A

CERTIFICATE OF CHANGE FILED PURSUANT TO NRS 78.209
FOR NEVADA PROFIT CORPORATIONS

1.	Name of corporation General Steel Holdings, Inc.

2.	The board of directors has adopted a resolution pursuant to NRS 78.207 and has obtained any required approval of the stockholders.

3.	The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change: 75,000,000 shares of common stock, par value $0.001 per share.

4.
The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change: 200,000,000 shares of common stock, par value $0.001 per share; 50,000,000 shares of preferred stock, par value $0.001 per share.

5.	The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

6.
The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

7.	Effective date of filing (optional): must not be later than 90 days after the certificate is filed.

8.	Officer

Signature:_________________________________________________________

APPENDIX B

CERTIFICATE OF DESIGNATION

OF

SERIES A PREFERRED STOCK

OF

GENERAL STEEL HOLDINGS, INC.

(Pursuant to Section 78 1955 of the
Nevada Revised Statutes)

General Steel Holdings, Inc. a corporation organized and existing under the laws of Nevada (the “Corporation”), does hereby certify that, pursuant to authority conferred on the Board of Directors of the Corporation by the Amended and Restated Certificate of Incorporation of the Corporation (as the same may be further amended and/or restated from time to time, the “Certificate of Incorporation”) and in accordance with Section 78.1955 of the Nevada Revised Statutes, the Board of Directors of the Corporation duly adopted the following resolution establishing and creating a series of three million ninety two thousand and eight hundred ninety nine (3,092,899) shares of preferred stock, par value $0.00, per share, of the Corporation designated as “Series A Preferred Stock”:

RESOLVED, that pursuant to the authority conferred on the Board of Directors of the Corporation by the Certificate of Incorporation, a series of preferred stock, par value $0.00 per share, of the Corporation is hereby established and created, and that the designation and number of shares and the voting and other powers, preferences, and relative, participating, optional or other rights of the shares of such series, and the qualifications, limitations and restrictions thereof, are as follows:

1.  Designation and Number. There shall be a series of preferred stock, par value $0.00 per share, designated as “Series A Preferred Stock,” and the number of shares constituting such series shall be three million ninety two thousand and eight hundred ninety nine (3,092,899). Such series is referred to herein as the “Preferred Stock”.

2.  Rank. As to payment of individual dividends and as to distributions of assets upon liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary (“Distributions”) all shares of Preferred Stock shall have superior rights to all of the corporation’s shares of Common Stock, par value $0.001 per share (“Common Stock”).

3.  Dividends. The holders of record of shares of the Preferred Stock shall be entitled to receive dividends only as, when and if such dividends are declared by the Board of Directors with respect to shares of Preferred Stock.

4.  Voting Rights. The three million ninety two thousand and eight hundred ninety nine (3,092,899) Preferred Shares shall have an aggregate voting power of 30% of the combined voting power of the entire Corporation’s shares, Common Stock and Preferred Stock as long as the Corporation is in existence. No change of control or merger with or into another entity or reorganization of any kind shall be effected or implemented without the consent of the majority vote of the Preferred Stock. In addition, no other preferred shares or indebtedness of any kind shall be issued or incurred by the Corporation without the consent of the majority of the Preferred Stock.

5.  Liquidation Payment. In the event of any distribution of assets upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation, the holder of each share of the then outstanding Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets are capital, surplus or earnings, an amount equal to the consideration paid by him for each such share plus any accrued and unpaid dividends with respect to such shares of Preferred Stock through the date of such liquidation, dissolution or winding up (the “Liquidation Preference”), before any payments or distributions are made to, or set aside for, any other equity security of the Corporation. Neither a consolidation, merger or other business combination of the Corporation with or into another corporation or other entity nor a sale or transfer of all or part of the Corporation’s assets for cash, securities or other property shall be considered a liquidation, dissolution or winding up of the Corporation for purposes of the paragraph 5.

6.  Redemption. The Corporation shall have no rights to redeem Preferred Stock.

IN WITNESS HEREOF, General Steel Holdings, Inc. has caused this Certificate of Designation to be signed on its behalf by John Chen, its Chief Financial Officer on this     th day of        , 2007.

GENERAL STEEL HOLDINGS, INC.

By:
John Chen, Chief Financial Officer